UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2020

HELIX TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55722	81-4046024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

5300 DTC Parkway, Suite 300 Greenwood Village, CO 80111
(Address of principal executive offices)

Registrant’s telephone number, including area code (720) 328-5372

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information included in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 31, 2020, Helix Technologies, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with Invicta Security CA Corporation, a Delaware corporation (“Buyer”), Invicta Services LLC, a Delaware limited liability company (“Invicta”), Boss Security Solutions, Inc., a Colorado corporation (“Boss”), Security Consultants Group, LLC, a Colorado limited liability company (“SCG”), Tan’s International LLC, a California limited liability company (“Tan LLC”), and Tan’s International Security, Inc., a California corporation (“Tan Security”, collectively with Boss, SCG and Tan LLC, the “Sellers” or individually a “Seller”). Pursuant to the terms and conditions of the Agreement, the Sellers sold, assigned, transferred, and delivered to Buyer the Assets (as defined in the Agreement) and Buyer paid aggregate consideration of $1,750,000 and assumed the Assumed Liabilities (as defined in the Agreement). The Assets include but are not limited to the right, title and interest in and to all assets and property, tangible and intangible, of every kind and description, used in, related to or necessary for the security guarding and protective guarding services business conducted by the Sellers.

The Agreement contained certain customary representations and warranties made by the parties. The Sellers and Helix agreed to various customary covenants, including, among others, covenants regarding non-competition, the use and disclosure of confidential information, and the non-solicitation of business relationships. As collateral for Sellers’ indemnification obligations, Buyer held back $600,000 of the consideration pursuant to Section 2.3 of the Agreement.

The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.04 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On August 4, 2020, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Current Report on Form 8-K under Item 7.01 is being “furnished” and not “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.04	Asset Purchase Agreement, dated July 31, 2020.
99.1	Press release dated August 4, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX TECHNOLOGIES, INC.

Date: August 4, 2020	/s/ Scott Ogur
Scott Ogur
Chief Financial Officer

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